UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 22, 2020 (January 22, 2020)
  _________________________________
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
 _________________________________

Delaware	001-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Adoption of 2020 Stock Plan
On January 22, 2020, Nuance Communications, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved the adoption of the Company’s 2020 Stock Plan (the “2020 Plan”). The 2020 Plan was approved by the Company’s Board of Directors on November 5, 2019, subject to shareholder approval.

For a description of the terms and conditions of the 2020 Plan, see “Proposal 2: Approval of our 2020 Stock Plan” in the proxy statement for the Company’s Annual Meeting filed with the Securities and Exchange Commission on December 12, 2019 (the “2020 Proxy”), which description is incorporated herein by reference. The foregoing general description of the 2020 Plan contained in the 2020 Proxy is qualified in its entirety by reference to the full text of the 2020 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On January 22, 2020, at the Annual Meeting, the shareholders cast their votes on five proposals as follows:
Proposal 1: To elect nine members of the Company’s Board of Directors:

Director Nominee	For	Withheld
Lloyd Carney	179,294,712	57,752,087
Mark D. Benjamin	236,838,401	208,398
Daniel Brennan	236,840,011	206,788
Thomas Ebling	232,787,998	4,258,801
Robert Finocchio	236,727,731	319,068
Laura S. Kaiser	232,492,770	4,554,029
Michal Katz	236,578,431	468,368
Mark Laret	235,911,657	1,135,142
Sanjay Vaswani	231,281,354	5,765,445
Proposal 2: To approve adoption of the Company’s 2020 Stock Plan:

For	Against	Abstain	Broker Non-Votes
216,446,494	20,460,499	139,806	25,630,531
Proposal 3: To approve a non-binding advisory vote on executive officer compensation:

For	Against	Abstain	Broker Non-Votes
217,658,134	19,253,408	135,257	25,630,531
Proposal 4: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020:

For	Against	Abstain
260,985,590	1,540,128	151,612
Proposal 5: To vote on a non-binding shareholder proposal that the Board of Directors take steps to require an independent chair:

For	Against	Abstain	Broker Non-Votes
102,256,077	134,456,529	334,193	25,630,531

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Nuance Communications, Inc. 2020 Stock Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NUANCE COMMUNICATIONS, INC.
By: /s/ Wendy Cassity
Wendy Cassity
Executive Vice President & Chief Legal Officer
Dated:    January 22, 2020